                                                                    EXHIBIT 10.1


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                           REVOLVING CREDIT AGREEMENT


                           dated as of April 16, 1998


                                     Between


                               AMB PROPERTY, L.P.


                                       and


                           NATIONSBANK OF TEXAS, N.A.




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


                                TABLE OF CONTENTS
                                -----------------


                                                                                                     Page
                                                                                                     ----
ARTICLE 1.        DEFINITIONS ......................................................................  1
      SECTION 1.1          Definitions .............................................................  1
      SECTION 1.2          Accounting Terms and Determinations .....................................  4
      SECTION 1.3          Types of Borrowings .....................................................  4
      SECTION 1.4          Effect of Incorporation by Reference ....................................  4

ARTICLE 2.        THE CREDIT .......................................................................  5

      SECTION 2.1          Commitment to Lend ......................................................  5
      SECTION 2.2          Notice of Borrowing .....................................................  5
      SECTION 2.3          [Reserved.] .............................................................  5
      SECTION 2.4          Notes ...................................................................  5
      SECTION 2.5          Maturity of Loans .......................................................  5
      SECTION 2.6          Interest Rates ..........................................................  6
      SECTION 2.7          Loan Fee ................................................................  6
      SECTION 2.8          Mandatory Expiration ....................................................  6
      SECTION 2.9          [Reserved.] .............................................................  6
      SECTION 2.10         Optional Prepayments ....................................................  6
      SECTION 2.11         General Provisions as to Payments .......................................  6
      SECTION 2.12         Funding Losses ..........................................................  6
      SECTION 2.13         Computation of Interest and Fees ........................................  6
      SECTION 2.14         Use of Proceeds .........................................................  6

ARTICLE 3.        CONDITIONS .......................................................................  7

      SECTION 3.1          Closing .................................................................  7
      SECTION 3.2          Borrowings ..............................................................  9

ARTICLE 4.        REPRESENTATIONS AND WARRANTIES ................................................... 10

ARTICLE 5.        AFFIRMATIVE AND NEGATIVE COVENANTS ............................................... 11
ARTICLE 6.        DEFAULTS ......................................................................... 11
      SECTION 6.1          Events of Default ....................................................... 11
      SECTION 6.2          Rights and Remedies ..................................................... 11
      SECTION 6.3          Notice of Default ....................................................... 12

ARTICLE 7.        [Reserved].........................................................................12
ARTICLE 8.        CHANGE IN CIRCUMSTANCES............................................................12
ARTICLE 9.        MISCELLANEOUS......................................................................12

      SECTION 9.1          Notices...................................................................12
      SECTION 9.2          No Waivers................................................................12
      SECTION 9.3          Expenses; Indemnification.................................................12
      SECTION 9.4          Set-Offs..................................................................13
      SECTION 9.5          Amendments and Waivers....................................................13
      SECTION 9.6          Successors and Assigns....................................................13
      SECTION 9.7          [Reserved]................................................................13
      SECTION 9.8          Governing Law; Submission to Jurisdiction.................................13
      SECTION 9.9          Marshaling; Recapture.....................................................14
      SECTION 9.10         Counterparts; Integration; Effectiveness..................................14
      SECTION 9.11         WAIVER OF JURY TRIAL......................................................14
      SECTION 9.12         Survival..................................................................14
      SECTION 9.13         Domicile of Loans.........................................................14
      SECTION 9.14         Limitation of Liability...................................................14
      SECTION 9.15         Recourse..................................................................15
      SECTION 9.16         Confidentiality...........................................................15
      SECTION 9.17         Effect of Loan Documents on Existing Credit Agreement.....................16



EXHIBITS

Exhibit A              Note
Exhibit B              [Reserved]
Exhibit C              [Reserved]
Exhibit D              [Reserved]
Exhibit E              Subsidiary Guaranty

                           REVOLVING CREDIT AGREEMENT

                THIS REVOLVING CREDIT AGREEMENT is dated as of April 16, 1998 by and between AMB PROPERTY, L.P., a Delaware limited partnership (the "Borrower"), and NATIONSBANK OF TEXAS, N.A. ("Lender").

                                    RECITALS

                WHEREAS, Borrower and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent, COMMERZBANK AKTIENGESELLSCHAFT, LOS ANGELES BRANCH, FLEET NATIONAL BANK, NATIONSBANK OF TEXAS, N.A. and PNC BANK, NATIONAL ASSOCIATION, as Co-Agents, and certain other banks entered into that certain revolving credit facility upon the terms and conditions set forth in that certain Second Amended and Restated Revolving Credit Agreement, dated as of November 26, 1997 (the "Existing Credit Agreement"), and

                WHEREAS, the Borrower and the Lender wish to enter into a revolving three month bridge credit facility upon the terms and conditions set forth in this Revolving Credit Agreement (the "Agreement"), as hereinafter set forth.

                NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereby agree as follows:

                                    AGREEMENT

                This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, and shall be deemed to be effective as of the date hereof.

                                   ARTICLE 1.

                                   DEFINITIONS

         SECTION 1.1 Definitions. Any term capitalized in this Agreement and not defined herein shall have the definition given to it in Section 1.1 of the Existing Credit Agreement, subject to the terms of Section 1.4 of this Agreement. Subject to the terms of Section 1.4, any such definition is hereby incorporated herein by this reference. The following terms, as used herein, shall have the following meanings:

                "Agreement" means this Revolving Credit Agreement, as the same may from time to time hereafter be modified, supplemented or amended, as permitted herein.

                "Applicable Lending Office" means, (i) in the case of Domestic Loans, Lender's Domestic Lending Office and (ii) in the case of EuroDollar Loans, Lender's Euro-Dollar Lending Office.

                "Applicable Margin" means 1.10% with respect to each Euro-Dollar Loan and 0.125% with respect to each Base Rate Loan; provided that from and after the Adjustment Date, the provisions of the definition of "Applicable Margin" in the Existing Credit Agreement shall be incorporated herein by reference and shall be applied, as those provisions require, to increase, and only to increase, the Applicable Margin.

                "Closing Date" means April 21, 1998.

                "Commitment" means, with respect to this Agreement the amount of Fifty Million Dollars ($50,000,000).

                "Domestic Lending Office" means Lender's office located at its address set forth on the signature pages hereto or such other office as Lender may hereafter designate as its Domestic Lending Office by notice to the Borrower.

                "Effective Date" means the date this Agreement becomes effective in accordance with Section 9.10.

                "Euro-Dollar Lending Office" means Lender's office, branch or affiliate located at its address set forth on the signature pages hereto, or such other office, branch or affiliate of Lender as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower.

                "General Partner Guaranty" means the Unconditional Guaranty Agreement of the General Partner dated as of April 16, 1998 delivered to the Lender in connection with this Agreement.

                "Interest Period"

                (1) with respect to each Euro-Dollar Borrowing shall have the meaning given to it in the Existing Credit Agreement except that the Interest Period shall be the period commencing on the date of such Borrowing and ending one month thereafter, subject to the provisos set forth in the Existing Credit Agreement.

                (2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter, subject to the provisos set forth in the Existing Credit Agreement.

                "Loan" means any loan made under the terms of this Agreement.

                "Loan Amount" Shall mean the amount of Fifty Million Dollars ($50,000,000).

                "Loan Documents" means this Agreement, the Notes, the General Partner Guaranty and the Subsidiary Guaranties.

                "Maturity Date" shall have the meaning set forth in Section 2.8.

                "Maximum Loan Amount" means the Loan Amount, as the Loan Amount may be reduced pursuant to Section 2.10(c).

                "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, as the same may be amended, supplemented, modified or restated from time to time, and "Note" means any one of such promissory notes issued hereunder.

                "Obligations" means all obligations, liabilities and indebtedness of every nature of the Borrower, from time to time owing to Lender under or in connection with this Agreement or any other Loan Document.

                "Origination Fee" means .125% of the total Commitment, due and payable on the Closing Date.

                "Prime Rate" means the rate of interest publicly announced by Lender in Dallas, Texas from time to time as its Prime Rate.

                "Reference Bank" means the principal London offices of Lender.

                "Subsidiary Guaranty" shall mean a guaranty, in substantially the form of Exhibit E attached hereto, executed by each Subsidiary Guarantor.

                "Term" has the meaning set forth in Section 2.8.

                "Unused Facility" shall mean the amount, calculated daily, by which the Commitment exceeds the sum of the outstanding principal amount of the Loans.

         SECTION 1.2 Accounting Terms and Determinations. The provisions of
Section 1.2 of the Existing Credit Agreement are hereby incorporated into this Agreement by this reference.

         SECTION 1.3 Types of Borrowings. The provisions of Section 1.3 of the Existing Credit Agreement are hereby incorporated into this Agreement by this reference.

         SECTION 1.4 Effect of Incorporation by Reference. For purposes of application, interpretation, or enforcement of this Agreement, whenever a provision of this Agreement incorporates a provision of the Existing Credit Agreement by reference, the incorporated provision shall be read to apply to this Agreement rather than to the Existing Credit Agreement and the terms used in the provision so incorporated herein shall be read to apply to this Agreement. Specifically, but not by way of limitation, when used in any provision in the Existing Credit Agreement as incorporated herein by reference, the following terms, as they are incorporated herein by reference and for purposes of this Agreement, shall have following meanings: "Agreement" means this Agreement; "Loan" or "Loans" shall mean the Loan or Loans made under the terms of this Agreement; "Bank," "Banks," "Agent," or "Morgan" shall mean Lender; "Note" or "Notes" shall mean the Note or Notes evidencing the Loan referred to in this Agreement; and "Borrower" shall mean Borrower as it is borrowing under the terms of this Agreement. Any term capitalized in any term of the Existing Credit Agreement incorporated herein by reference and defined in this Agreement shall for purposes of this Agreement have the meaning given to it in this Agreement; any exhibit referred to in any provision of the Existing Credit Agreement incorporated herein by reference shall be deemed, to refer to any exhibit of the corresponding letter attached to this Agreement; and any cross-reference to any section of the Existing Credit Agreement made in any provision of the Existing Credit Agreement incorporated herein by reference shall be deemed to refer to any provision with the corresponding number in this Agreement. Any provisions of the Existing Credit Agreement incorporated herein by reference shall, as they are applied to this Agreement, survive the Existing Credit Agreement.

                                   ARTICLE 2.

                                   THE CREDIT


         SECTION 2.1 Commitment to Lend. During the Term, Lender agrees, on the terms and conditions set forth in this Agreement, to make Loans to the Borrower pursuant to this Section from time to time in amounts such that the aggregate principal amount of Loans by Lender at any one time outstanding shall not exceed the amount of the Commitment. The aggregate amount of Loans to be made hereunder shall not exceed the Maximum Loan Amount. At no time shall there be more than five Euro-Dollar Loans outstanding. Each Borrowing under this subsection (a) shall be in an aggregate principal amount of not less than $5,000,000, or an integral multiple of $1,000,000 in excess thereof (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.2(c)). Upon the expiration of the Term, Lender shall have no further obligation to make loans to Borrower. Within the foregoing limits, the Borrower may borrow under this Section, repay, or to the extent required by Section 2.9 or permitted by Section 2. 10, prepay Loans and reborrow at any time during the Term.

         SECTION 2.2 Notice of Borrowing. The Borrower shall give Lender notice (a "Notice of Borrowing") not later than 1:00 p.m. (Dallas, Texas time) (y) one
(1) Domestic Business Day before each Base Rate Borrowing, or (z) three (3) Euro-Dollar Business Days before each Euro-Dollar Borrowing, as applicable, specifying those matters set forth in Section 2.2(a) through 2.2(d) of the Existing Loan Agreement.

         SECTION 2.3 [Reserved.]

         SECTION 2.4 Notes. The provisions of Section 2.4 of the Existing Credit Agreement are hereby incorporated into this Agreement by this reference.

         SECTION 2.5 Maturity of Loans. Each Loan included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

         SECTION 2.6 Interest Rates. The provisions of Section 2.6(a) through
(d) of the Existing Credit Agreement are hereby incorporated into this Agreement by this reference; except that any reference to an Interest Period of longer than for intervals of three months therein shall mean Interest Periods and Intervals of one month.

         SECTION 2.7 Loan Fee. Borrower shall pay Leader a fee equal to 0.10% of each Borrowing at the time of and as a condition precedent to each Borrowing.

         SECTION 2.8 Mandatory Expiration. The term (the "Term") of the Commitment shall terminate and expire on the date which is three months after the Closing Date (or, if such date is not a Domestic Business Day, then the next succeeding Domestic Business Day) (the "Maturity Date"). Upon the date of the termination of the Term, any Loans then outstanding (together with accrued interest thereon) shall be due and payable.

         SECTION 2.9 [Reserved.]

         SECTION 2.10 Optional Prepayments. The provisions of Section 2.10 of the Existing Credit Agreement are hereby incorporated into this Agreement by this reference.

         SECTION 2.11 General Provisions as to Payments. The provisions of
Section 2.11 (a) of the Existing Credit Agreement are hereby incorporated into this Agreement by reference, except that references therein to "New York City" shall mean Dallas, Texas.

         SECTION 2.12 Funding Losses. The provisions of Section 2.12 of the Existing Credit Agreement are hereby incorporated into this Agreement by reference.

         SECTION 2.13 Computation of Interest and Fees. The provisions of
Section 2.13 of the Existing Credit Agreement are hereby incorporated into this Agreement by reference.

         SECTION 2.14 Use of Proceeds. The provisions of Section 2.14 of the Existing Credit Agreement are hereby incorporated into this Agreement by reference.

                                   ARTICLE 3.

                                   CONDITIONS

         SECTION 3.1 Closing. The closing hereunder shall occur on the date (the "Closing Date") when each of the following conditions is satisfied (or waived by the Lender), each document to be dated the Closing Date unless otherwise indicated:

                (a) the Borrower shall have executed and delivered to the Lender a Note dated on or before the Closing Date complying with the provisions of
Section 2.4;

                (b) the Borrower and Lender shall have executed and delivered to the Lender a duly executed original of this Agreement;

                (c) the General Partner shall have executed and delivered the Guaranty and AMB Property II, L.P. and Long Gate LLC shall each have executed and delivered a Subsidiary Guaranty;

                (d) Lender shall have received an enforceability opinion of Latham & Watkins, New York and California counsel for the Borrower, and opinions as to the due authority, execution and delivery of the Loan Documents (other than any Subsidiary Guaranty) by Latham & Watkins and Ballard Spahr Andrews & Ingersoll, in each case reasonably acceptable to the Lender, and its counsel;

                (e) Lender shall have received all documents Lender may reasonably request relating to the existence of the Borrower, the General Partner and any Subsidiary Guarantor, the authority for and the validity of this Agreement and the other Loan Documents, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Lender;

                (f) Lender shall have received all certificates, agreements and other documents referred to in this Section 3.1 and Section 3.2, unless otherwise specified, in sufficient counterparts, satisfactory in form and substance to the Lender in its sole discretion;

                (g) Borrower, the General Partner and each Subsidiary Guarantor shall have taken all actions required to authorize the execution and delivery of this Agreement and the other Loan Documents to which it is a party and the performance thereof by the Borrower, the General Partner and such Subsidiary Guarantors, as applicable;

                (h) [Reserved];

                (i) Lender shall have received a Consolidated balance sheet of the Borrower, the General Partner, and their Consolidated Subsidiaries dated December 31, 1997 and the related Consolidated statements of the Borrower's financial position for the fiscal year then ended, audited by Arthur Andersen & Co., L.L.P.;

                (j) [Reserved];

                (k) Lender shall have received for its account (i) the Origination Fee, (ii) all fees due and payable pursuant to Section 2.7 hereof on or before the Closing Date, and (ii) the reasonable fees and expenses accrued through the Closing Date of Sheppard, Mullin, Richter & Hampton LLP;

                (1) Lender shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower, the General Partner and any Subsidiary Guarantor, and the validity and enforceability, of the Loan Documents, or in connection with any of the transactions contemplated thereby, and such consents, licenses and approvals shall be in full force and effect in all material respects;

                (m) [Reserved];

                (n) [Reserved];

                (o) [Reserved];

                (p) [Reserved];

                (q) [Reserved);

                (r) Lender shall have received a compliance certificate from Borrower's chief financial officer or chief accounting officer certifying compliance with Section 5.9 hereof containing such information as is required by
Section 5.1(c)(i) and (ii);

                (s) [Reserved];

                (t) (Reserved];

                (u) [Reserved]; and

                (v) Borrower (or the General Partner, as applicable) shall have received at least one (1) Investment Grade Rating, from either S&P or Moody's, or Borrower shall have received the prior written informed consent of Agent and Banks, consenting to Borrower's entering into this Agreement and incurring the recourse debt referred to in this Agreement, in compliance with the terms of
Section 5.16 of the Existing Credit Agreement.

         SECTION 3.2 Borrowings. The obligation of Lender to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

                (a) the Closing Date shall have occurred on or prior to April 30, 1998;

                (b) receipt by Lender of a Notice of Borrowing as required by
          Section 2.2;

                (c) immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the Maximum Loan Amount;

                (d) immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitment (as reduced pursuant to Section 2.10(c)).

                (e) immediately before and after such Borrowing, no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the making of such Loans;

                (f) the representations and warranties of the Borrower contained in this Agreement shall be true and correct in all material respects on and as of the date of such Borrowing both before and after giving effect to the making of such Loans;

                (g) no law or regulation shall have been adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending or threatened, which does or, with respect to any threatened litigation, seeks to enjoin, prohibit or restrain, the making or repayment of the Loans or the consummation of the transactions contemplated by this Agreement;

                (h) no event, act or condition shall have occurred after the Closing Date which, in the reasonable judgment of the Lender, has had or is likely to have a Material Adverse Effect;

                (i) Lender shall have theretofore received duly and validly executed Subsidiary Guaranties from each Wholly-Owned Subsidiary that owns a Borrowing Base Property;

                (j) receipt by Lender of a certificate of the chief financial officer or the chief accounting officer of the Borrower certifying that as of the date of such Borrowing, the Borrower is in compliance with Section 5.9 and containing such information as is required by
          Section 5.1(c)(i) and (ii);

                (k) receipt by Lender of a certificate of the chief financial officer or the chief accounting officer of the Borrower certifying that Borrower shall receive the proceeds of the Loan and will use the proceeds of such Loan for Approved Uses; and

                (1) Lender shall have received for its account all fees due and payable pursuant to Section 2.7 hereof on account of the Borrowing.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses
(c), (d), (e), (f), (g) and (i) of this Section.


                                   ARTICLE 4.

                         REPRESENTATIONS AND WARRANTIES

                In order to induce the Lender to make the Loan, the Borrower makes each representation and warranty made in Article 4 of the Existing Credit Agreement as if it had been made in and as to this Agreement and the Loan Documents executed in conjunction with this Agreement, and as if it had been made as of the Closing Date. For that purpose, the provisions of Article 4 of the Existing Credit Agreement are hereby incorporated into this Agreement by this reference. Such representations and warranties, shall survive the Closing Date, the execution and delivery of the other Loan Documents and the making of the Loans.


                                   ARTICLE 5.

                       AFFIRMATIVE AND NEGATIVE COVENANTS

                The provisions of Article 5 of the Existing Credit Agreement are hereby incorporated into this Agreement by this reference. The Borrower covenants and agrees that so long as Lender has any Commitment hereunder or any Obligations remain unpaid, Borrower will comply with all of the Affirmative and Negative Covenants of Article 5 of the Existing Credit Agreement as if they had been made in conjunction with this Agreement.

                                   ARTICLE 6.


                                    DEFAULTS

         SECTION 6.1 Events of Default. The provisions of Section 6.1 of the Existing Credit Agreement are hereby incorporated into this Agreement by reference. In addition, to the extent not otherwise provided, any Event of Default under the Existing Credit Agreement, or by Borrower, General Partner or any Subsidiary Guarantor under any other debt or obligation, shall be an Event of Default under this Agreement.

         SECTION 6.2 Rights and Remedies. The provisions of Section 6.2 of the Existing Credit Agreement are hereby incorporated into this Agreement by reference. Upon the occurrence of any Event of Default described in Sections 6.1(f) or (g), the Commitment shall immediately terminate and the unpaid principal amount of, and any and all accrued interest on, the Loan and any and all accrued fees and other Obligations hereunder shall automatically become immediately due and payable, with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower; and upon the occurrence and during the continuance of any other Event of Default, the Lender may, by written notice to the Borrower, terminate the Commitments, and may, in addition to the exercise of all rights and remedies permitted Lender at law or equity, declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loans and any and all accrued fees and other Obligations hereunder to be, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind other than as provided in the Loan Documents (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower to the extent permitted by law.

         SECTION 6.3 Notices of Default. The provisions of Section 6.3 of the Existing Credit Agreement are hereby incorporated into this Agreement by reference.

                                   ARTICLE 7.


                                   (Reserved]

                                   ARTICLE 8.


                             CHANGE IN CIRCUMSTANCES

                The provisions of Article 8 of the Existing Credit Agreement are hereby incorporated into this Agreement by reference.

                                   ARTICLE 9.

                                  MISCELLANEOUS

         SECTION 9.1 Notices. The provisions of Section 9.1 of the Existing Credit Agreement are hereby incorporated into this Agreement by reference.

         SECTION 9.2 No Waivers. The provisions of Section 9.2 of the Existing Credit Agreement are hereby incorporated into this Agreement by reference.

         SECTION 9.3 Expenses; Indemnification.

                (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses of Lender, including, without limitation, fees and disbursements of Sheppard, Mullin, Richter & Hampton LLP, counsel for Lender, as well as fees and disbursements of internal counsel, in connection with the preparation and administration of this Agreement, the Loan Documents and the documents and instruments referred to therein, and further modifications of the Facility in connection therewith, the administration of the Loans, any waiver or consent hereunder or any amendment or modification hereof or any Default or Event of Default hereunder, and (ii) if an Event of Default occurs, all reasonable out-of-pocket expenses incurred by Lender, including fees and disbursements of counsel for Lender, in connection with the enforcement of the Loan Documents and the instruments referred to therein and such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

                (b) The provisions of Section 9.3(b) of the Existing Credit Agreement are hereby incorporated into this Agreement by reference.

                (c) The provisions of Section 9.3(c) of the Existing Credit Agreement are hereby incorporated into this Agreement by reference.

         SECTION 9.4 [Reserved.]

         SECTION 9.5 Amendments and Waivers. Any provision of this Agreement or the Notes or other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and Lender.

         SECTION 9.6 Successors and Assigns. The provisions of Section 9.6 of the Existing Credit Agreement are hereby incorporated into this Agreement by reference.

         SECTION 9.7 [Reserved.]

         SECTION 9.8 Governing Law; Submission to Jurisdiction.

                (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

                (b) Any legal action or proceeding with respect to this Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of California or of the United States of America for the Northern District of California, and, by execution and delivery of this Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. The Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the hand delivery or mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth below. The Borrower hereby irrevocably waives, to the extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives, to the extent permitted by applicable law, and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of Lender or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

         SECTION 9.9 Marshaling; Recapture. The provisions of Section 9.9 of the Existing Credit Agreement are hereby incorporated into this Agreement by reference.

         SECTION 9.10 Counterparts; Integration; Effectiveness. The provisions of Section 9.10 of the Existing Credit Agreement are hereby incorporated into this Agreement by reference.

         SECTION 9.11 WAIVER OF JURY TRIAL. BORROWER AND LENDER HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL
PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 9.12 Survival. The provisions of Section 9.12 of the Existing Credit Agreement are hereby incorporated into this Agreement by reference.

         SECTION 9.13 Domicile of Loans. Lender may transfer and carry the Loans at, to or for the account of any domestic or foreign branch office, subsidiary or affiliate of Lender.

         SECTION 9.14 Limitation of Liability. No claim may be made by the Borrower or any other Person against Lender or the affiliates, directors, officers, employees, attorneys or agent of any of them for any consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or by the other Loan Documents, or any act, omission or event occurring in connection therewith; and the Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         SECTION 9.15 Recourse. All obligations, covenants and agreements of Borrower contained in or evidenced by this Agreement, the Notes and any Loan Document shall be fully recourse to Borrower and each and every asset of Borrower. Notwithstanding the foregoing, no recourse under or upon any obligation, covenant, or agreement contained in this Agreement or the Note or any Loan Document shall be had against any officer, director, limited partner, shareholder or employee of Borrower or of the General Partner (each, a "NonRecourse Party") and no such Non-Recourse Party shall be personally liable for payment of the Loans or other amounts due in respect thereof (all such liability being expressly waived and released by Lender) in no event shall the foregoing limitation on recourse with respect to any Non-Recourse Party be deemed to limit (a) the liability of the General Partner under the General Partner Guaranty, which shall be fully recourse to the General Partner and each and every asset of the General Partner or (b) the liability of any Subsidiary Guarantor under any Subsidiary Guaranty, which shall be fully recourse to each such Subsidiary Guarantor and each and every asset of each such Subsidiary Guarantor.

         SECTION 9.16 Confidentiality. Lender and Borrower agree that they shall maintain confidentiality with regard to nonpublic information concerning the parties to the Loan Documents obtained pursuant to this Agreement and shall not disclose the existence or term of the Loan Documents, provided the parties shall not be precluded from making disclosure regarding such information: (i) the parties' counsel, accountants and other professional advisors (who are, in each case, subject to this confidentiality agreement), (ii) to officers, directors, employees, agents and partners of the parties who need to know such information (who are, in each case, subject to this confidentiality agreement), (iii) in response to a subpoena or order of a court or governmental agency, (iv) as to Lender, to any entity participating or considering participating in any credit made under this Agreement, to any affiliate of Lender (including but not limited to NationsBanc Montgomery Securities, LLC), to any person having regulatory authority over Lender, and to any other person as necessary or appropriate in Lender's reasonable judgment, provided, Lender shall, to the extent applicable, require that any such entity be subject to this Section 9.16, however, Lender shall have no duty to monitor any such person and shall have no liability in the event that any such person violates this Section 9.16, (v) in connection with the enforcement of this Agreement, the Notes or the other Loan Documents, or
(vi) as required by law, GAAP or applicable regulation. In connection with enforcing its rights pursuant to this Section 9.16, the parties shall be entitled to the equitable remedies of specific performance and injunctive relief against the other parties which shall breach the confidentiality provisions of this Section 9.16.

         SECTION 9.17 Effect of Loan Documents on Existing Credit Agreement. Nothing herein contained shall modify, amend, or alter the terms and conditions of the Existing Credit Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly Executed by their respective authorized officers as of the day and year first above written.

                              AMB PROPERTY, L.P.,
                              a Delaware limited partnership

                              By: AMB PROPERTY CORPORATION, a Maryland
                                  corporation, its sole general partner


                                  By:  /s/ JOHN T. ROBERTS, JR.
                                     -----------------------------------------
                                  Name:    John T. Roberts, Jr.
                                       ---------------------------------------
                                  Title:  VP Capital Markets, Treasurer
                                        --------------------------------------


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                              505 Montgomery Street
                              San Francisco, CA 94111
                              Attention: Chief Financial Officer
                              Facsimile No.: (415) 393-9001

                                  NATIONSBANK OF TEXAS, N.A.

                                  By:  /s/ DONALD H. MOSES
                                     -----------------------------------------
                                  Name:    Donald H. Moses
                                       ---------------------------------------
                                  Title:   Senior Vice President
                                        --------------------------------------



                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------




                                  DOMESTIC AND EURO-DOLLAR LENDING OFFICE:

                                  NationsBank of Texas, N.A
                                  901 Main Street, 51st Floor
                                  Dallas, Texas 75202-3714
                                  Attention: John Hall
                                  Facsimile: (214) 508-0085

                                    EXHIBIT A

                                  FORM OF NOTE

                                      NOTE

$_______________                                      San Francisco, California
                                                      ___________________, 1998

                For value received, AMB Property, L.P., a Delaware limited partnership (the "Borrower"), promises to pay to the order of NationsBank of Texas, N.A. (the "Lender"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Lender at 901 Main Street, 51st Floor, Dallas, Texas 75202-3714.

                All Loans made by the Lender, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                This note is one of the Notes referred to in the Revolving Credit Agreement dated as of April 16, 1998 between the Borrower and NationsBank of Texas, N.A. (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                All obligations, covenants and agreements contained or evidenced in this Note, shall be fully recourse to Borrower and each and every asset of Borrower. Notwithstanding the foregoing, no recourse under or upon any obligation, covenant, or agreement contained in this Note shall be had against any Non-Recourse Party (as defined in the Credit Agreement) and no such Non-Recourse Party shall be personally liable for payment of the Loans or other amounts due in respect thereof (all such liability being expressly waived and released by Lender). In no event shall the foregoing limitation on recourse with respect to any Non-Recourse Party be deemed to limit (a) the liability of the General Partner under the General Partner Guaranty, which shall be fully recourse to the General Partner and each and every asset of the General Partner or (b) the liability of any Subsidiary Guarantor under any Subsidiary Guaranty, which shall be fully recourse to each such Subsidiary Guarantor and each and every asset of each such Subsidiary Guarantor.

                                            AMB PROPERTY, L.P.

                                            By: AMB PROPERTY CORPORATION, a
                                                Maryland corporation, its sole
                                                general partner

                                            By:
                                               -----------------------------

                                               -----------------------------
                                               [Printed Name and Title]


                                            By:
                                               -----------------------------

                                               -----------------------------
                                               [Printed Name and Title]

                         LOANS AND PAYMENTS OF PRINCIPAL


                         -------------------------------






                                      Amount of
        Amount of      Type of        Principal       Maturity      Notation
Date      Loan          Loan           Repaid           Date         Made By

                                    EXHIBIT B


                                   (Reserved)

                                    EXHIBIT C


                                   [Reserved]

                                    EXHIBIT D

                                   [Reserved]

                                    EXHIBIT E

                               SUBSIDIARY GUARANTY

                        UNCONDITIONAL GUARANTY AGREEMENT

                THIS UNCONDITIONAL GUARANTY AGREEMENT (this "Guaranty"), dated as of April 16, 1998 is made jointly and severally by AMB PROPERTY II, L.P. and LONG GATE LLC (each, a "Guarantor" and collectively, the "Guarantors") for the benefit of NATIONSBANK OF TEXAS, N.A. ("Lender"), and is made with reference to that certain Revolving Credit Agreement (the "Credit Agreement"), dated as of April 16, 1998 among AMB Property, L.P. (the "Borrower"), and Lender.

                Capitalized terms not otherwise defined in this Guaranty shall have the meanings ascribed to them in the Credit Agreement.

                                   WITNESSETH:

                WHEREAS, pursuant to the terms of the Credit Agreement, Lender has agreed to make loans (collectively, the "Loan") to the Borrower from time to time in amounts such that the aggregate principal amount outstanding shall not exceed Fifty Million Dollars (the "Loan Amount") to be used by the Borrower for the Approved Uses;

                WHEREAS: (i) Guarantors are Wholly-Owned Subsidiaries of the Borrower that own (or will own) certain Borrowing Base Properties as that term is defined in the Existing Credit Agreement and Guarantor's will be the direct and indirect beneficiary of the Borrower's rights and obligations under the Credit Agreement and (ii) pursuant to the Credit Agreement, it is a condition of the Loans that the Guarantors execute and deliver this Guaranty; and

                WHEREAS, in order to induce Lender to make the Loans to Borrower, and to satisfy one of the conditions contained in the Credit Agreement with respect thereto, the Guarantors have agreed to enter into this Guaranty.

                NOW THEREFORE, in consideration of the premises and the direct and indirect benefits to be derived from the making of the Loan by Lender to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantors hereby agree as follows:

                1. Each Guarantor, on behalf of itself and its successors and assigns, hereby irrevocably, absolutely, and unconditionally guarantees the full and punctual payment when due, whether at stated maturity or otherwise, of all Obligations now or hereafter existing under Credit Agreement, the Notes, or under any of the other Loan Documents (such obligations being the "Guaranteed Obligations"), and any and all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Leader in enforcing its rights under this Guaranty.

                2. It is agreed that the obligations of each Guarantor hereunder are primary and this Guaranty shall be enforceable against each Guarantor and its successors and assigns without the necessity for any suit or proceeding of any kind or nature whatsoever brought by Lender against the Borrower or its respective successors or assigns or any other party or against any security for the payment and performance of the Guaranteed Obligations and, except as set forth in the Credit Agreement and the Notes, without the necessity of any notice of non-payment or non-observance or of any notice of acceptance of this Guaranty or of any notice or demand to which either Guarantor might otherwise be entitled (including, without limitation, diligence, presentment, notice of maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, imposition or agreement arrived at as to the amount of or the terms of the Guaranteed Obligations, notice of adverse change in the Borrower's financial condition or the condition of the Borrowing Base Properties and any other fact which might materially increase the risk to the Guarantors), all of which each Guarantor hereby expressly waives; and each Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of each Guarantor hereunder shall in no way be terminated, affected, diminished, modified or impaired by reason of the assertion of or the failure to assert by Lender against the Borrower or its respective successors or assigns, any of the rights or remedies reserved to Lender pursuant to the provisions of the Loan Documents. Each Guarantor hereby agrees that any notice or directive given at any time to Lender which is inconsistent with the waiver in the immediately preceding sentence shall be void and may be ignored by Leader, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless Lender has specifically agreed otherwise in a writing, signed by a duly authorized officer. Each Guarantor specifically acknowledges and agrees that the foregoing waivers are of the essence of this transaction and that, but for this Guaranty and such waivers, Lender would not permit the assumption of the Credit Agreement by, or make the Loan to, the Borrower.

                3. Each Guarantor hereby waives, and covenants and agrees that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshaling-of-assets or redemption laws, or right of homestead or exemption whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by any Guarantor of its obligations under, or the enforcement by Lender of, this Guaranty. Each Guarantor further covenants and agrees not to set up or claim any defense, counterclaim, offset, set-off or other objection of any kind to any action, suit or proceeding in law, equity or otherwise, or to any demand or claim that may be instituted or made by Lender other than the defense of the actual timely payment and performance by the Borrower of the Guaranteed Obligations hereunder or any defense to which Borrower is otherwise entitled. Each Guarantor represents, warrants and agrees that, as of the date hereof, its obligations under this Guaranty are not subject to any counterclaims, offsets or defenses against Lender of any kind.

                4. The provisions of this Guaranty are for the benefit of Lender and its successors and permitted assigns, and nothing herein contained shall impair as between the Borrower and Lender the obligations of the Borrower under the Loan Documents.

                5. This Guaranty shall be a continuing, unconditional and absolute guaranty and the liability of each Guarantor hereunder shall in no way be terminated, affected, modified, impaired or diminished by reason of the happening, from time to time, of any of the following, although without notice or the further consent of either Guarantor:

                       (a) any assignment, amendment, modification or waiver of
                or change in any of the terms, covenants, conditions or provisions of any of the Guaranteed Obligations or the Loan Documents or the invalidity or unenforceability of any of the foregoing; or

                       (b) any extension of time that may be granted by Lender
                to the Borrower, any guarantor, or their respective successors or assigns, heirs, executors, administrators or personal representatives; or

                       (c) any action which Lender may take or fail to take
                under or in respect of any of the Loan Documents or by reason of any waiver of, or failure to enforce any of the rights, remedies, powers or privileges available to Lender under this Guaranty or available to Lender at law, equity or otherwise, or any action on the part of Lender granting indulgence or extension in any form whatsoever; or

                       (d) any sale, exchange, release, or other disposition of
                any property pledged, mortgaged or conveyed, or any property in which Lender has been granted a lien or security interest to secure any indebtedness of the Borrower to Lender; or

                       (e) any release of any person or entity who may be liable
                in any manner for the payment and collection of any amounts owed by the Borrower to Leader (including any guarantor); or

                       (f) the application of any sums by whomsoever paid or
                however realized to any amounts owing by the Borrower to Lender under the Loan Documents in such manner as Lender shall determine in its sole discretion; or

                       (g) the Borrower's or any guarantor's voluntary or
                involuntary liquidation, dissolution, sale of all or substantially all of their respective assets and liabilities, appointment of a trustee, receiver, liquidator, sequestrator or conservator for all or any part of the Borrower's or such guarantor's assets, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment or the commencement of other similar proceedings affecting the Borrower or any guarantor or any of the assets of any of them, including, without limitation, (i) the release or discharge of the Borrower or any guarantor from the payment and performance of their respective obligations under any of the Loan Documents by operation of law, or (ii) the impairment, limitation or modification of the liability of the Borrower or any guarantor in bankruptcy, or of any remedy for the enforcement of the Guaranteed Obligations under any of the Loan Documents, or any guarantor's liability under any guaranty (including the liability of each Guarantor under this Guaranty), resulting from the operation of any present or future provisions of the Bankruptcy Code or other present or future federal, state or applicable statute or law or from the decision in any court; or

                       (h)any improper disposition by the Borrower of the
                proceeds of the Loan, it being acknowledged by Guarantors that Lender shall be entitled to honor any request made by the Borrower for a disbursement of such proceeds and that Lender shall have no obligation to see the proper disposition by the Borrower of such proceeds.

                6. Each Guarantor hereby agrees that if at any time all or any part of any payment at any time received by Lender from the Borrower under any of the Notes or other Loan Documents or any Guarantor under or with respect to this Guaranty is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower or any Guarantor), then each Guarantor's obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence notwithstanding such previous receipt by Lender, and each Guarantor's obligations hereunder shall continue to be effective or reinstated, as the case may be, as to such payment, as though such previous payment to Lender had never been made. In addition, if any court of competent jurisdiction determines that the incurrence by either Guarantor of its obligations under this Guaranty or the payment by either Guarantor of its obligations hereunder is or would be voidable as a fraudulent transfer or conveyance under section 548 of the Bankruptcy Code, any analogous state law, or any other law relating to debtor protection or creditors' rights, the obligation of that Guarantor hereunder shall automatically be reduced to the maximum amount (if any) of the obligation that the Guarantor could incur or pay without such incurrence or payment being subject to avoidance as a fraudulent transfer or conveyance.

                7. Until this Guaranty is terminated pursuant to the terms hereof, the Guarantors (i) shall have no right of subrogation against the Borrower or any entity comprising same or each other by reason of any payments or acts of performance by any Guarantor in compliance with the obligations of each Guarantor hereunder; (ii) hereby waive any right to enforce any remedy which any Guarantor now or hereafter shall have against the Borrower or any entity comprising same or each other by reason of any one or more payment or acts of performance in compliance with the obligations of any Guarantor hereunder; and (iii) shall subordinate any liability or indebtedness of the Borrower or any guarantor or any entity comprising same now or hereafter held by any Guarantor to the obligations of the Borrower under the Loan Documents.

                8. Each Guarantor hereby represents and warrants on its own behalf to Lender with the knowledge that Lender is relying upon the same, as follows:

                       (a) as of the date hereof, such Guarantor is a direct
                Wholly-Owned Subsidiary of the Borrower and is familiar with the financial condition of Borrower;

                       (b) based upon such relationship, such Guarantor has
                determined that it is in its best interest to enter into this Guaranty;

                       (c) this Guaranty is necessary and convenient to the
                conduct, promotion and attainment of such Guarantor's business, and is in furtherance of such Guarantor's business purposes;

                       (d) the benefits to be derived by such Guarantor from the
                Borrower's access to funds made possible by the Loan Documents are at least equal to the obligations of such Guarantor undertaken pursuant to this Guaranty;

                       (e) Each Guarantor is solvent and has full partnership or
                limited liability company (as applicable) power and legal right to enter into this Guaranty and to perform its obligations under the terms hereof and (i) such Guarantor is organized and validly existing under the laws of the state of its formation and in each state in which it owns or leases real property except where the failure to do so in each State in which it owns or leases real property would not have a Material Adverse Effect on such Guarantor, (ii) such Guarantor has complied with all provisions of applicable law in connection with all aspects of this Guaranty, and (iii) the person executing this Guaranty on behalf of such Guarantor has all the requisite power and authority to execute and deliver this Guaranty; and

                       (f) this Guaranty has been duly executed by each
                Guarantor and constitutes the legal, valid and binding obligation of such Guarantor, enforceable against it in accordance with its terms except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally or general principles of equity whether such enforceability is considered in a proceeding in equity or at law.

                9. Each of the Guarantors and Lender acknowledges and agrees that this Guaranty is a guaranty of payment and not of collection and enforcement in respect of any Guaranteed Obligations.

                10. Subject to the terms and conditions of the Credit Agreement, and in conjunction therewith, Lender may assign any or all of its rights under this Guaranty.

                11. Each Guarantor agrees, upon the written request of Lender, to execute and deliver to Lender, from time to time, any modification or amendment hereto or any additional instruments or documents reasonably considered necessary by Lender or its counsel to cause this Guaranty to be, become or remain valid and effective in accordance with its terms or in order to implement more fully the intent of this Guaranty, provided, that, any such modification, amendment, additional instrument or document shall not increase any Guarantor's obligations or diminish its rights hereunder.

                12. The representations and warranties of the each Guarantor set forth in this Guaranty shall survive until this Guaranty shall terminate in accordance with the terms hereof.

                13. This Guaranty together with the Credit Agreement and the other Loan Documents contains the entire agreement among the parties and supersedes all prior agreements relating to the Loan and may not be modified, amended, supplemented or discharged except by a written agreement signed by each Guarantor and Lender.

                14. If all or any portion of any provision contained in this Guaranty shall be determined to be invalid, illegal or unenforceable in any respect for any reason, such provision or portion thereof shall be deemed stricken and severed from this Guaranty and the remaining provisions and portions thereof shall continue in full force and effect.

                15. This Guaranty may be executed in counterparts which together shall constitute the same instrument.

                16. In order for any demand, request or notice to the respective parties hereto to be effective, such demand, request or notice shall be given, in writing, by delivering the same personally or by nationally recognized overnight courier service or by mailing, by certified or registered mail, postage prepaid or by telecopying the same, addressed to such party at the address set forth below or to such other address as may be identified by any party in a written notice to the others. Any such demand, request or notice sent as aforesaid shall be deemed to have been received by the party to whom it is addressed upon delivery, if personally delivered and on the actual receipt thereof, if sent by certified or registered mail or by telecopier, and when transmitted, if sent by telex:


         If to the Borrower
         or any Guarantor:      AMB Property, L.P.
                                505 Montgomery Street
                                San Francisco, California 94111
                                Attention: Chief Financial Officer

         If to Lender:          NationsBank of Texas, N.A.
                                901 Main Street 51st Floor
                                Dallas, Texas 75202-3714
                                Attention: John Hall

                17. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

                18. The failure of Lender to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against Lender, nor excuse any Guarantor from its obligations hereunder. Any waiver of any such right or remedy to be enforceable against Lender must be expressly set forth in a writing signed by Lender.

                19. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

                    (b) Any legal action or proceeding with respect to this Guaranty and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of California or of the United States of America for the Northern District of California, and, by execution and delivery of this Guaranty, Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Each Guarantor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Guarantor at the address for notices set forth herein. Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Guarantor in any other jurisdiction.

                    (c) EACH OF THE GUARANTORS AND LENDER EACH HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY AND ALL CLAIMS OR CAUSES OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. IT IS HEREBY ACKNOWLEDGED BY EACH GUARANTOR THAT THE WAIVER OF A JURY TRIAL IS A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS GUARANTY AND THAT THE LOAN MADE BY LENDER ARE MADE IN RELIANCE UPON SUCH WAIVER. EACH GUARANTOR FURTHER WARRANTS AND REPRESENTS THAT SUCH WAIVER HAS BEEN KNOWINGLY AND VOLUNTARILY MADE, FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED BY LENDER IN COURT AS A WRITTEN CONSENT TO A NON-JURY TRIAL.

                    (d) Each Guarantor does hereby further covenant and agree with Lender that each Guarantor may be joined in any action against the Borrower in connection with the Loan Documents and that recovery may be had against the Guarantors in such action or in any independent action against either or both of Guarantors (with respect to the Guaranteed Obligations), without Lender first pursuing or exhausting any remedy or claim against the Borrower or its successors or assigns. Each Guarantor also agrees that, in an action brought with respect to the Guaranteed Obligations in any jurisdiction, it shall be conclusively bound by the judgment in any such action by Lender (wherever brought) against the Borrower or its successors or assigns, as if each Guarantor were a party to such action, even though one or both of Guarantors were not joined as parties in such action.

                    (e) Each Guarantor hereby jointly and severally agrees to pay all expenses (including, without limitation, attorneys' fees and disbursements) which may be incurred by Lender in connection with the enforcement of its rights under this Guaranty, whether or not suit is initiated; provided, however, that such expenses shall be paid by Lender if a final judgment in favor of both Guarantors (or one Guarantor if only a single Guarantor was a party to the action in which such judgment was rendered) is rendered by a court of competent jurisdiction (the "Enforcement Costs"). Moreover, both Guarantors covenant and agree to indemnify and save Lender harmless of and from, and defend it against, all losses, costs, liabilities, expenses, damages or claims arising by reason of any Guarantor's failure to perform its obligations hereunder (the "Indemnification Costs").

                20. All obligations, covenants and agreements of the Guarantors contained in or evidenced by this Guaranty shall be fully recourse (jointly and severally) to the Guarantors and each and every asset of the Guarantors.

                21. Each of the Guarantors acknowledges and agrees that it has jointly and severally guaranteed to Lender, the prompt and unconditional payment of the Guaranteed Obligations, the Enforcement Costs and the Indemnification Costs. Each Guarantor acknowledges and agrees that Lender, in its sole discretion, may enforce this Guaranty against either (or both) of the Guarantors for the entire amount of the Guaranteed Obligations without first or ever making a demand upon or commencing or pursuing an action against the other Guarantor, the Borrower or any other guarantor.

                22. All of Lender's rights and remedies under each of the Loan Documents or under this Guaranty are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any other right or remedy available to Lender.

                23. This Guaranty shall remain in full force and effect until the payment in full of all of the Guaranteed Obligations at which time (subject to Section 6 above) the Guarantors' obligations hereunder shall be deemed fully discharged, and the Guarantors shall have no further liability under this Guaranty.

                IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be duly executed and delivered as of the date first set forth above.



                                            GUARANTORS:

                                            AMB PROPERTY II, L.P.



                                            By:
                                               -----------------------------

                                               -----------------------------
                                               [Printed Name and Title]



                                            LONG GATE LLC


                                            By:
                                               -----------------------------

                                               -----------------------------
                                               [Printed Name and Title]